Exhibit 99.2

ADMINISTRATIVE PROCEEDING

BEFORE THE

SECURITIES COMMISSIONER OF SOUTH CAROLINA

IN THE MATTER OF: **Jeffery Alan Rosen (a/k/a/ Jeff Rosen), Robert L. Cashman (a/k/a/ Bob Cashman), Leland Energy, Inc., PowerOne Corporation, Community Merchant Solutions, Hallmark Venture Group, and Service Team, Inc.,** **Respondents.**	**CONSENT ORDER** **File No. 20166600**

WHEREAS, the Securities Division of the Office of the Attorney General of the State of South Carolina (the "Division"), pursuant to authority granted in the South Carolina Uniform Securities Act of 2005 (the "Act"), S.C. Code Ann. § 35-1-101 *et. seq.* (Supp. 2016), initiated an investigation into certain activities by the parties named above; and

WHEREAS, in connection with its investigation, the Division determined that certain acts of the Respondents constituted violations of the Act, and, on or about May 7, 2018, the Division issued an Order to Cease and Desist against the Respondents, *inter alia*, for these alleged violations; and

WHEREAS, Respondents Robert L. Cashman (a/k/a Bob Cashman) ("Cashman"), Hallmark Venture Group ("Hallmark"), and Service Team, Inc. ("Service Team"), without admitting or denying the factual allegations of the Order to Cease and Desist, except that the Securities Commissioner (the "Commissioner") has jurisdiction over them and the subject matter of these proceedings, which are admitted, acknowledge their desire to resolve the Order to Cease and Desist by Consent Order rather than by exercising their rights to a formal hearing before the Commissioner; and

WHEREAS, Respondents Cashman, Hallmark, and Service Team agree to the investor protections and remedies set forth below; and

WHEREAS, the Commissioner finds the investor protections and remedies in this Consent Order both appropriate and in the public interest for the protection of the investors and the capital markets of the State of South Carolina;

NOW, THEREFORE, it is **HEREBY ORDERED**, and Respondents Cashman,

Hallmark, and Service Team expressly consent and agree that:

A. Effective immediately, Respondents Cashman, Hallmark, and Service Team, every successor, affiliate, control person, agent, servant, and employee of Respondent Cashman, Hallmark, or Service Team, and every entity owned, operated, or indirectly or directly controlled by or on behalf of Respondent Cashman, Hallmark, or Service Team are permanently barred from participating in any aspect of the securities industry in or from the State of South Carolina;

B. Respondents Cashman, Hallmark, and Service Team are jointly and severally responsible for and will collectively remit payment in the amount of twenty-five thousand dollars ($25,000) to the "Investor" referenced in the Order to Cease and Desist; and

C. Respondents Cashman, Hallmark, and Service Team are jointly and severally responsible for and will collectively pay a civil penalty in the amount of five thousand dollars ($5,000) to the Division.

Upon execution by the Commissioner, this Order resolves Administrative Proceeding 20166600 as to Respondents Robert L. Cashman, Hallmark Venture Group, and Service Team, Inc.

The parties to this Consent Order agree that the Consent Order does not and should not be interpreted to waive any (i) criminal cause of action, (ii) private cause of action that may have accrued to any investor(s), (iii) action of any kind in any type of bankruptcy proceeding(s), or (iv) other causes of action which may result from any activity of Respondents Cashman, Hallmark, and Service Team not detailed in the Order to Cease and Desist or which may hereafter arise.

IT IS SO ORDERED this 27 day of July, 2018.

By: Alan Wilson

Alan Wilson
Securities Commissioner
State of South Carolina

APPROVED AS TO FORM:

Securities Division of the Office of the Attorney General:

By: ______________________ Date: 7/18/18

Taylor Faw
Assistant Attorney General
Securities Division

Respondents:

ROBERT L. CASHMAN

By: ______________________ Date: 7-12-18

Robert L. Cashman

HALLMARK VENTURE GROUP

By: ______________________ Date: 7-12-18

Robert L. Cashman
President

SERVICE TEAM, INC.

By: ______________________ Date: 7-12-18

Robert L. Cashman
President

For the Respondents:

By: ______________________ Date: 7-16-18

A. Mina Tran, Esq.
12966 Euclid Street #310
Garden Grove, California 92840